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EXHIBIT 10.12

BRITISH COLUMBIA
Ministry of Employment and Investment
Energy and Minerals Division
Mineral Titles Branch

                        Mineral Tenure Act
                             Section 52

BILL OF SALE ABSOLUTE

INDICATE TYPE OF TITLE:       Mineral

MINING DIVISION:              OSOYOOS

SELLER:

     I, Hugh Grenfal, 3337 West 30th Avenue, Vancouver, British
Columbia V6S 1W3, (604) 605-0886, Client Number 110359

PURCHASER:

     Palal Mining Corporation, 1160 - 1040 West Georgia Street,
Vancouver, British Columbia V6E 4H1, (604) 605-0885, Client Number
___________.

     For and in consideration of the sum of ten dollars ($10.00) paid to me, do hereby sell the interest as specified below in the following mineral titles:

     CLAIM NUMBER             TENURE         PERCENTAGE OF
     OR LEASE TYPE            NUMBER         TITLE BEING SOLD

     MAK 1 - Mineral          371466         100%
     MAK 2 - Mineral          371467         100%
     MAK 3 - Mineral          371468         100%
     MAK 4 - Mineral          371469         100%
     MAK 5 - Mineral          371470         100%
     MAK 6 - Mineral          371471         100%
     MAK 7 - Mineral          371472         100%
     MAK 8 - Mineral          371473         100%
     MAK 9 - Mineral          371474         100%
     MAK 10 - Mineral         371475         100%

I declare that I have good title to these tenures and every right to sell the same, in witness whereof I have today signed my legal name.

August 1, 2000

/s/ Hugh Grenfal

/s/ illegible
Witness